UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2025

Americold Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34723	93-0295215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glenlake Parkway, South Tower, Suite 600
Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

(678) 441-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COLD	New York Stock Exchange

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of President and President, Americas

On June 2, 2025, Americold Realty Trust, Inc. (the “Company”) announced that, effective immediately, Robert S. Chambers, previously serving as President, Americas, will assume the newly created executive role of President, and M. Bryan Verbarendse, previously serving as Executive Vice President and Chief Operating Officer, Americas, will succeed Mr. Chambers as President, Americas.

The information required by Item 5.02(c)(2) of Form 8-K for Messrs. Chambers and Verbarendse has been previously disclosed in the Company’s Annual Report on Form 10-K filed with the U.S. Securities Exchange Commission (the “SEC”) on February 27, 2025, and in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 7, 2025, and is incorporated herein by reference.

Item 7.01 — Regulation FD Disclosure

On June 2, 2025, the Company issued a press release relating to the announcement described in Item 5.02 and reaffirming its 2025 full-year financial guidance as set forth in the first quarter earnings release dated May 8, 2025. A copy of the press release is being furnished as Exhibit 99.1 pursuant to Item 7.01 of Form 8-K and the information included therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section, and shall not be or be deemed to be incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, regardless of any general incorporate language in such filing.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated June 2, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2025

Americold Realty Trust, Inc.

By:	/s/ Nathan Harwell
Name:	Nathan Harwell
Title:	Executive Vice President, Chief Legal Officer